UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 20, 2011

Date of Report (Date of earliest event reported)

ESTERLINE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-06357	13-2595091
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500-108th Avenue NE, Bellevue, Washington		98004
(Address of principal executive offices)		(Zip Code)

(425) 453-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 20, 2011 Esterline Technologies Corporation (“Esterline”) entered into a Third Amendment to Credit Agreement with certain of its subsidiaries, Wells Fargo Bank, National Association, as Administrative Agent (“Administrative Agent”), and the lenders party thereto (“Lenders”) (the “Third Amendment”). The Third Amendment, among other things, amended the Credit Agreement dated as of March 11, 2011 among Esterline, certain of its subsidiaries, Administrative Agent and certain lenders (the “Credit Agreement”), which originally provided debt financing to Esterline in the form of a revolving loan facility in an aggregate amount at any one time outstanding not to exceed $460,000,000 (including a letter of credit subfacility not to exceed $100,000,000 and swingline subfacility not to exceed $15,000,000) (the “Revolving Credit Facility”). The Third Amendment provides, in addition to the Revolving Credit Facility, a new €125,000,000 term loan (the “Euro Term Loan Facility”) to Esterline Technologies Europe Limited, an indirect subsidiary of Esterline organized under the laws of England and Wales (“ETEL”). ETEL will also be permitted to access the Revolving Credit Facility in an amount not to exceed $75,000,000 in United States dollars, Canadian dollars, euros or pounds sterling. The proceeds of the Euro Term Loan Facility will be used in connection with Esterline’s purchase of the Souriau Group.

The terms of the Revolving Credit Facility remained substantially the same as in the Credit Agreement prior to giving effect to the Third Amendment. The final maturity date for both the Euro Term Loan Facility and the Revolving Credit Facility is July 20, 2016. The Euro Term Loan Facility and borrowings by ETEL under the Revolving Credit Facility are guaranteed by Esterline, the existing guarantors under the Credit Agreement and certain other subsidiaries of Esterline organized under the laws of England and Wales.

ETEL’s obligations under the Euro Term Loan Facility are secured by substantially all of the collateral pledged under the Revolving Credit Facility and substantially all personal property of each of the subsidiaries party to the Credit Agreement, as amended by the Third Amendment, as “U.K. Guarantors” thereunder.

The foregoing description of the Euro Term Loan Facility and Revolving Credit Facility is qualified in its entirety by reference to the Third Amendment, a copy of which is filed as Exhibit 10.1 to this Report, and by reference to the Credit Agreement, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Third Amendment dated as of July 20, 2011 among Esterline Technologies Corporation, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders and other parties thereto.

10.2	Credit Agreement dated as of March 11, 2011 among Esterline Technologies Corporation, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders and other parties thereto. (Incorporated by reference to Exhibit 10.1 to Esterline’s Form 8-K filed March 15, 2011 [Commission File Number 1-6357].)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTERLINE TECHNOLOGIES CORPORATION

Dated: July 26, 2011	By:	/S/ ROBERT D. GEORGE
	Name:	Robert D. George
	Title:	Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment dated as of July 20, 2011 among Esterline Technologies Corporation, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders and other parties thereto.

10.2	Credit Agreement dated as of March 11, 2011 among Esterline Technologies Corporation, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders and other parties thereto. (Incorporated by reference to Exhibit 10.1 to Esterline’s Form 8-K filed March 15, 2011 [Commission File Number 1-6357].)